UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

FATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36076	65-1311552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Drive, San Diego, California	92131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FATE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2026, Fate Therapeutics, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Leerink Partners LLC (“Leerink Partners”), with respect to an at-the-market offering program (the “ATM Program”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $100,000,000 (the “Placement Shares”), through Leerink Partners as its sales agent.

The Placement Shares will be offered and sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-275402), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 27, 2023, and the prospectus supplement relating to the offering expected to be filed with the SEC on or about the date hereof (the “Existing Registration Statement”). Pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended (the “Securities Act”), the Company intends to file a new registration statement on Form S-3 with the SEC on or about the date hereof (the “New Registration Statement”) to replace the Existing Registration Statement, which will expire on November 27, 2026. Once the New Registration Statement has been filed, pursuant to Rule 415(a)(5)(ii), the Company may continue to offer and sell the Placement Shares pursuant to the Existing Registration Statement until the earlier of the effective date of the New Registration Statement and May 26, 2027. Upon effectiveness of the New Registration Statement, the Company intends to continue the ATM Program under the New Registration Statement.

Pursuant to the Sales Agreement, Leerink Partners may sell the Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including, without limitation, sales made directly on or through The Nasdaq Global Market (“Nasdaq”), on or through any other existing trading market for the Common Stock or to or through a market maker. The Company is not obligated to make any sales of Placement Shares under the Sales Agreement, and Leerink Partners is not obligated to purchase or sell any Placement Shares. The Company or Leerink Partners may suspend or terminate the offering of Placement Shares upon notice to the other party and subject to other conditions, as set forth in the Sales Agreement.

Subject to the terms and conditions of the Sales Agreement, Leerink Partners will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal laws, rules and regulations and the rules of Nasdaq to sell the Placement Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose. The Company will pay Leerink Partners, as sales agent, a commission of up to 3.0% of the gross proceeds of any Placement Shares sold through Leerink Partners under the Sales Agreement and has agreed to reimburse Leerink Partners for certain specified expenses.

The Sales Agreement contains customary representations, warranties and covenants of the Company, conditions to the sale of the Placement Shares, indemnification and contribution obligations and other obligations of the parties. The Company has agreed to provide indemnification and contribution to Leerink Partners with respect to certain liabilities, including liabilities under the Securities Act or the Securities Exchange Act of 1934, as amended.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion of Goodwin Procter LLP relating to the validity of the Placement Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Placement Shares, nor shall there be any offer, solicitation or sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 1.02 Termination of a Material Definitive Agreement.

On November 5, 2026, in connection with its entry into the Sales Agreement, the Company terminated the Open Market Sale AgreementSM, dated November 8, 2023 (the “Jefferies Agreement”), by and between the Company and Jefferies LLC (“Jefferies”), effective immediately prior to the execution of the Sales Agreement. The Company has sold an aggregate of 2,801,602 shares for gross proceeds of $8.0 million under the Jefferies Agreement. The Company did not incur any termination penalties in connection with the termination of the Jefferies Agreement. Following the termination of the Jefferies Agreement, the Company will not offer or sell any shares of Common Stock under the Jefferies Agreement.

The Jefferies Agreement provided for the offer and sale, from time to time through Jefferies as sales agent, of shares of Common Stock having an aggregate offering price of up to $100,000,000 in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act. The foregoing description of the Jefferies Agreement is not complete and is qualified in its entirety by reference to the full text of the Jefferies Agreement, a copy of which was filed as Exhibit 1.2 to the Company’s Existing Registration Statement on Form S-3 (File No. 333-275402) filed with the SEC on November 8, 2023, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1*	Sales Agreement, dated November 5, 2026, by and between Fate Therapeutics, Inc. and Leerink Partners LLC.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) and (6) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATE THERAPEUTICS, INC.

Date: November 5, 2026

By: /s/ Bahram Valamehr
Bahram Valamehr, Ph.D., MBA
President and Chief Executive Officer